UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2024
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 25, 2024, AGCO Corporation (“AGCO”) and its wholly-owned subsidiary Massey Ferguson Corp. (collectively, the “Seller Parties”) entered into a Stock and Asset Purchase Agreement (the “Agreement”) with A-AG Holdco Limited (“Purchaser”). Purchaser is a newly formed entity and an affiliate of American Industrial Partners (“AIP”). Pursuant to the Agreement, on the terms and subject to the conditions therein, the Seller Parties have agreed to sell, and Purchaser has agreed to acquire, AGCO’s Grain & Protein business, which includes the GSI®, Automated Production® (AP), Cumberland®, Cimbria® and Tecno® brands (the “Business”) for a purchase price of U.S. $700,000,000 (the “Purchase Price”), subject to customary working capital and other adjustments. The closing of the transaction is subject to customary conditions, including receipt of regulatory approvals. The Agreement entitles the Seller Parties and Purchaser to terminate the Agreement under certain circumstances, including the failure of the closing to occur by November 25, 2024, subject to an extension to January 27, 2025 in certain circumstances where certain regulatory approvals have not been obtained. Upon termination of the Agreement in accordance with its terms, under certain circumstances, Purchaser will be obligated to pay the Seller Parties a termination fee of $49,000,000. The transaction is expected to be completed prior to the end of 2024.

Purchaser intends to pay the Purchase Price in cash. AIPCF VIII Global Corp Holding LP (“Investor”) delivered an Equity Commitment Letter, whereby Investor has committed, on the terms and subject to the conditions thereof, to purchase equity or debt securities of Purchaser for an aggregate price sufficient to fund the Purchase Price. AGCO intends to use the net proceeds from the transaction consistent with its stated capital allocation priorities, including debt repayment, disciplined investment in technology and organic growth initiatives, and return of capital to shareholders.

In the Agreement, the Seller Parties and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the transaction. From the date of the Agreement until the closing, the Seller Parties are required to conduct the Business in all material respects in the ordinary course of business and to comply with certain covenants regarding the operation of the Business. For three years following the closing, neither AGCO nor any of its subsidiaries will directly or indirectly engage in the Business in any jurisdiction where the Business operates, subject to certain exceptions. Subject to certain limitations, the Seller Parties and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Agreement, certain tax liabilities and certain other liabilities. Purchaser has obtained a commitment for “representations and warranties” insurance which will provide coverage for certain breaches of representations and warranties of the Seller Parties contained in the Purchase Agreement, subject to certain deductibles, exclusions, policy limits and certain other terms and conditions.

The Agreement governs the contractual rights between the parties in relation to the sale of the Business. The Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Agreement and is not intended to provide, modify or supplement any information about the AGCO, the Business, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the AGCO, the Business, or Purchaser. The representations and warranties contained in the Agreement have been negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in AGCO’s public disclosures.

A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

Item 7.01.    Regulation FD.

In connection with the announcement of the transaction, a joint press release dated July 25, 2024 has been furnished with this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of AGCO under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. These forward-looking statements include statements related to our expectations regarding the ability of AGCO to obtain regulatory approvals for the transaction and to satisfy other closing conditions, the anticipated timing of the closing of the transaction, and the ability of AGCO to use the proceeds of the transaction to consistent with its stated capital allocation priorities. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2023. AGCO disclaims any obligation to update any forward-looking statements except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock and Asset Purchase Agreement, dated July 25, 2024, by and among AGCO, Massey Ferguson Corp. and Purchaser
99.1	Joint Press Release dated July 25, 2024
104	Cover Page Interactive Data File - the cover page from this current report on Form 8-K is formatted in Inline XBRL.
____________________________________
* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer

Dated: July 25, 2024